Trade and Other Payables - Summary of Breakdown of Trade and Other Payables (Detail) - CLP ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
TRADE AND OTHER PAYABLES
Current, Trade payable	$ 106,415,197	$ 94,132,901
Current, Other payables	168,916,421	215,750,627
Current, Total trade and other payables	275,331,618	309,883,528
Non-current, Other payables	450,421	632,643
Non-current, Total trade and other payables	$ 450,421	$ 632,643